UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 15, 2005

America First Apartment Investors, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	000-49986	470858301
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Suite 100, 1004 Farnam Street, Omaha, Nebraska		68102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(402) 444-1630

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2005, America First Apartment Investors, Inc. (the "Registrant"), entered into a Loan and Security Agreement (the "Loan Agreement") with America First Communities Offutt Developer, LLC (the "Developer"), under which the Registrant made a mezzanine-level loan (the "Loan") to the Developer of $7.4 million. The Loan will be used by the Developer to partially finance the military housing apartment project at Offutt Air Force Base in Bellevue, Nebraska. The Developer is a subsidiary of America First Companies, LLC, which is also the parent company of America First Apartment Advisory Corporation (the "Advisor"), which is the external advisor to the Registrant.

The Loan Agreement requires quarterly payment of principal and interest commencing December 1, 2005. Interest is paid at a variable rate based upon the 30 day LIBOR rate plus 9% and the final installment is due on September 1, 2009. The Loan is secured by the assets of the Developer and provides the right, upon default, to receive all construction management and development fees, as defined in the respective agreements, earned by the Developer.

In connection with making the Loan, and in order to strengthen the Registrant's security for the Loan, the Registrant and the Advisor entered into an Addendum to the Second Amended and Restated Advisory Agreement (the "Advisory Agreement") under which the Advisor has agreed that the Registrant may set off fees owed by it to the Advisor in the event of any default on the Loan. Notwithstanding any set off of its fees, the Advisor will remain obligated to provide advisory services to the Registrant. In addition, the Advisor has agreed not to terminate the Agreement during the term of the Loan.

Item 9.01 Financial Statements and Exhibits.

(10.1) Loan and Security Agreement dated September 15, 2005 by and between the Registrant and the Developer.

(10.2) Addendum to Second Amended and Restated Advisory Agreement dated September 15, 2005 by and between the Registrant and the Advisor.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

America First Apartment Investors, Inc.

September 21, 2005	By:	/s/ John H. Cassidy

Name: John H. Cassidy
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Loan and Security Agreement dated September 15, 2005 by and between the Registrant and the Developer.
10.2	Addendum to Second Amended and Restated Advisory Agreement dated September 15, 2005 by and between the Registrant and the Advisor.